UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       42
and
THE INVESTMENT COMPANY ACT OF 1940                                            30


Valley Forge Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
1375 Anthony Wayne Dr.  Wayne, PA  19087
(Address of Principal Executive Offices)

610-688-6839
(Registrants Telephone Number)

Bernard B. Klawans  1375 Anthony Wayne Dr  Wayne PA. 19087
(Name and Address of Agent for Service)

Approximate date of proposed public offering on February 10, 2006 pursuant to rule 485 paragraph (b) POS

Calculation of Registration Fee Under the Securities Act of 1933

 Title of Securities    Amount Being   Proposed Max   Proposed Max     Amount of
  being Registered       Registered      Offering      Aggregate       Registra-
                                          Price      Offering Price    tion  Fee

                       None being requested at this time.















FRONT COVER

INVESTMENT ADVISER:

Valley Forge Nanagement Corporation
1375 Anthony Wayne Drive
Wayne PA 19087



INDEX:

RISK/RETURN SUMMARY
 Fund Investment Objectives/Goals ... 2
 Principal Investment Strategies .... 2
 Principal Investment Risks ......... 2
 Risk/Return Bar Chart & Table ...... 2
FEES & EXPENSES ..................... 3
OBJECTIVES, STRATEGIES & RISKS                    VALLEY FORGE FUND, INC.
 Investment Objectives .............. 3
 Principal Investment Strategies .... 3
 Risks .............................. 4
FUND PERFORMAMCE .................... 4                  Prospectus
MANAGEMENT .......................... 4               February 24, 2006
CAPITAL STOCK ....................... 5
SHAREHOLDER INFORMATION  ............ 5
PURCHASES & REDEMPTIONS
 Purchase of Fubd Shares ............ 5
 Redemption of Fund Shares .......... 6   Like all mutual funds, the Securities
DIVIDENDS & DISTRIBUTIONS ........... 6   & Exchange Commission has not approv-
TAX CONSEQUENCES .................... 6   ed or disaproved the security offered
DISTRIBUTION ARRANGEMENTS ........... 7   in this Prospectus and has not passed
MONEY LAUNDERING .................... 7   upon the accuracy or adequacy of this
FAIR VALUE PRICING OF SECURITIES .... 7   Prospectus.   Any representation   to
FINANCIAL HIGHLIGHTS PAST 5 YEARS ... 7   the contrary is a criminal offence.
WHERE IS MORE INFORMATION ........... 8
WHY READ THIS PROSPECTUS ............ 8




























                                      - 1 -



                              RISK/RETURN SUMMARY

                      Fund Investment Objectives/Goals
The Fund seeks to provide appreciation through investment in common stocks and securities convertible into common stocks.

                        Principal Investment Strategies
Security selections recommended by our Investment Advisor include companies that have shown a general upturn in earnings accompanied by dividend increases. The Advisor also recommends companies that either lead or are in the process of becoming leaders in their fields of endeavor. On occasion, companies will be recommended because research and discussions with management indicate that the stock price appears to be significantly undervalued. All (small, mediun and large cap) securities are considered in the above evaluations. In 2006, the cash portion of the Fund was practically unchanged decreased, 16 to 15 percent.


                           Principal Investment Risks
Narrative Risk Disclosure: The Fund's total return, like stock prices generally, goes up and down such that an investor may lose money over short and even long periods of time. The Fund is also subject to manager risk, where in spite of investment strategies, poor security selection will cause the Fund to under per-form other Funds with similar investment objectives. Considerating small and medium cap securities may increase the risks involved because of their lessened ability to withstand adversity and liquidity problems.

Non-diversification Policy: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of securi-ties. As a result, the Fund may be more susceptable to a single negative eco-nomic, political or regulatory occurrence. The Fund seeks only enough diversi-fication in its security selections to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.

Temporary Defensive Position: Because of the conservative intent of Fund manage-ment, the Fund may invest in large amounts of money market securities to defend capital during such times that periods of falling common stock prices are ex-pected. These investment decisions made by the Adviser to defend capital may reduce potential profits in extended periods of rising common stock prices.



                       Risk/Return Bar Chart and Table
The Bar Chart and Table provides an indication of the risk, before taxes, of in-vesting in the Fund by giving the percent change in value for each of the past ten years. During this period, the highest return was 15.18% for the calandar quarter ended 12/31/03 and the lowest was -15.41% for the quarter ended 09/30/02. Please keep in mind the the Fund's past performance both before and after taxes does not indicate how it may perform in the future.

Height of Bar in Percent
   6.22   5.98   3.79   0.27   0.48  18.57  (7.89) 25.91   5.40  (1.84)
Abcissa (Year End Date)
   1996   1997   1998   1999   2000   2001   2002   2003   2004   2005

                                                  Average Annual Total Returns:
                                                 Periods Ended December 31, 2005
          Valley Forge Fund                       1 year     5 years   10 years
 Return Before Taxes                              -1.84%       7.29%     5.32%
 After Taxes on Distributions                     -1.85        6.70      3.32
 After Taxes on Distributions & Fund Shares Sale  -1.13        4.57      2.85

           S & P 500 Index
 Return Before Fees, Expenses or Taxes             3.00         1.96      8.94
                                      - 2 -



The above table shows the Fund's average annual returns for one, five and ten years and the effect of federal income taxes on these returns. Tax figures for the Fund were calculated using the highest individual federal income tax bracket for every situation. Actual after tax returns may be lower then those shown since they depend on the investor's tax status but do not reflect the impact of State & Local taxes. Please note that this tax information does not apply to tax deferred accounts such as IRA's because such accounts are subject to taxation only upon distribution.


                                   FEES AND EXPENSE

Fees and expenses that you may pay if you buy and hold Fund shares are:
    Shareholder Fees (fees paid directly from your investment):
        Maximum Sales Charge (Load) Imposed on Purchases:           None
        Maximum Deferred Sales Charge (Load):                       None
        Maximum Sales Charge (Load) on Reinvested Dividends:        None
        Redemption Fee:                                             None
        Exchange Fee:                                               None

    Annual Fund Operating Expenses (expenses deducted from Fund assets):
        Management Fees:                                            1.00%
        Distribution (and/or Service) (12b-1) Fees:                 None
        Other Expenses:                                             0.36%
            Total Annual Fund Operating Expenses:                   1.36%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then re-deem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating ex-penses remain the same.. Although your actual costs may be lower, based on these assumptions your costs would be:
                1 year          3 years         5 years      10 years
                $  139          $  435          $  749        $1,652


                        OBJECTIVES, STRATEGIES, AND RISKS

                              Investment Objectives
The Fund seeks to provide capital appreciation through investment in common stocks and securities convertible into common stocks. Purchases of issues list-ed primarily on the New York Stock exchange will be recommended by the Adviser whenever he believes that a period of rising common stocks is expected soon. It must be realized, as is true of almost all securities, there can be no assurance that the Fund will obtain its ongoing objective of capital appreciation.

                         Principal Investment Strategies
Security Selection Criteria: As stated in the section Principal Investment Stra-tegies on page 2, security selection recommended by our Investment Advisor in-clude companies that have shown a general upturn in earnings accompanied by com-mensurate dividend increases. The Adviser also recommends companies that either lead or are in the process of becoming leaders in their fields of endeavor. On occasion, companies are recommended because research and discussions with man-agement indicate that the stock price appears to be significantly undervalued. Additiona disclosures concerning portfolio holdings may be found in part B the Statement of Additional Information. The Fund does not have a web site.

Portfolio Turnover Policy: In volaile markets, the Fund may engage in short-term trading (selling securities within a year of purchase) in response to rapidly changing market and particular security conditions. This would affect the taxes paid by shareholders in that the profits, if any, would be treated as ordinary
                                     - 3 -



income rather than the lower rate on long-term capital gains. Turnover of the Fund's portfolio of securities was 18% in 2005 15% in 2004 and 16% in 2003.

                                    Risks
The Narrative Risk Disclosure on page 2 states, in detail, the risks of invest-ing in the Valley Forge Fund


                             FUND PERFORMANCE

Your Fund intends to follow the slightly more aggressive approach used in 2004 and 2005 by continuing to hold a cash position of about 15% of the portfolio value.


                                 MANAGEMENT

Investment Adviser: The Valley Forge Management Corp. (VFMC) is a Pennsylvania corporation located at 1375 Anthony Wayne Drive, Wayne PA. that has acted as the Investment Adviser of the Fund since its inception in 1971. Mr. Bernard B. Klawans, the President and Portfolio Manager of the Fund, is VFMC's founder, owner, officer and director. Although he manages the day to day operations of the Fund, his only remuneration comes from receipt of the management fee earned by VFMC for investment advice.

On July 19, 1978, Fund shareholders approved a management and advisory contract with VFMC that was unanimously renewed by the Directors on August 15, 2005. This Agreement will continue on a year-to-year basis provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Contract Terms: VFMC will furnish investment advice to the Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or sold. The Agreement may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding shares of the Fund on not more than 60 days written notice to VFMC. In the event of its assignment, the Agreement will terminate automatically. The Fund's officers and directors are empowered at any time to reject or cancel VFMC's advice. For these services the Fund has agreed to pay to VFMC a monthly fee equal to one-twelfth of 1% per month of the daily average net assets of the Fund during the month. VMFC would forgo sufficient fees to hold total expenses of the Fund to less than 1.5% of its total assets. All fees and expense of Fund incurred in 2005 were 1.36% of its averaged assets for the year.

Expense Sharing: VFMC pays salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Advisor. VFMC also acts as the Fund's shareholder transfer agent & provides clerical services upon request, both on a pro-bono basis. Its only remuneration is the management fee paid for investment advice. The Fund pays all other expenses including directors not affiliated with the Advisor; legal, transfer agent & accounting fees; brokerage commissions; interest; taxes and the expense of operating its offices. VFMC has paid the initial organizational costs of the Fund and will reimburse the Fund for any losses incurred because of purchase reneges. It received $95,380 in management fees in 2005, $93,376 in 2004 and $79,515 in 2003.
Legal Proceedings: As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

                                     - 4 -



                               CAPITAL STOCK

Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no convers-ion or pre-emptive rights applicable to any shares of the Fund. All shares is-sued are fully paid and non-assessible.

Voting Rights: Each holder of common stocks has one vote for each share held. Voting rights are non-cumulative. Therefore, the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, and the holders of the remaining shares cannot elect any person as a director.


                          SHAREHOLDER  INFORMATION

Who may invest: Investors seeking a fund that desires modest fluctuations under all market conditions and are willing to accept under performance on the upside in times of extraordinary market moves to achieve the desired preservation of capital by going to large short-term cash positions.

Who should not invest: Investors desiring high risk increases in net asset value and are willing to accept significant fluctuations in share prices.

                            Pricing of Fund Shares
When & How We Price: The net asset value of the Fund's shares is determined as of the close of each business day the New York Stock Exchange is open (presently 4:00 p.m.) Monday through Friday exclusive of Presidents Day, Good Friday, July 4th, Memorial Day, Labor Day, Thanksgiving, Christmas and New Years. Prices are determined by dividing the value of its securities plus cash & other assets less liabilities, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short-term paper (debt obligations maturing in less than 61 days) is valued at fair market value as determined in good faith by the Board of Directors.


                            PURCHASES & REDEMPTIONS

                            Purchase of Fund Shares
The offering price of Fund shares is at the net asset value per share next de-termined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Shares". The Fund re-serves the right to terminate offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgement of manage-ment such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. The minimum purchase of shares is $1,000 that is due and payable three business days after the purchase date. Less may be ac-cepted under especial circumstances.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under especial circumstances.

                           Redemption of Fund Shares
Endorsement Requirements: The Fund will redeem all or any part of the shares of

                                      - 5 -



any shareholder that tenders a request for redemption (if certificates have not been issued) or certificates with respect to shares for which certificates had been issued. In either case, proper endorsements guaranteed either by a nation-al bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management.

Redemption Price: The redemption price is the net asset value per share next determined after notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Redemption Payment: Payment of the Fund will ordinarily be made within three business days after tender. The Fund may supend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Com-mission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of Fund securities or valuation of net assets not reasonably practical. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.


                        DIVIDENDS & DISTRIBUTIONS

Re-Investments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any, to such shareholder in cash.


                            TAX CONSEQUENCES

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and real-ized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities trans-actions, and no more than 50% of the Funds assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Tax Distributions: Distributions of any net long-term capital gains realized by the Fund in 2005 will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. Income realized by the Fund, including short-term capital gains and interest earned, will be taxable to the shareholder as ordinary income. Income from qualified corporate diidends will be taxed at the qualified dividend rate. Div-idends from net income will be made annually. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes. All Fund dividends are taxable whether paid in cash or more shares.

Federal Withholding: The Fund is required by federal law to withhold 30% of reportable payments (which may include dividends, capital gains, distrbutions and redemptions) paid to shareholders who have not complied with IRS regula-tions. In order to avoid this withholding requirement, you must certify on a
                                      - 6 -



W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identi-fication Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.


                        DISTRIBUTION ARRANGEMENTS

The Fund is a truly no-load fund in that there are NO purchase or sales fees and no 12b-1 fees and no account maintenance fees except for IRA's because of the necessity of employing an independent trust company for custodian services.


                             MONEY LAUNDERING

Purchase or sale of Fund shares by any shareholder will not be permitted within 10 business days of previous sales or purchases to eliminate any posibility of money laundering. Also, any single purchase over $250,000 or additions in accounts that are valued at more than $2,000,000 must be approved by the Board of Directors before acceptance. These policies have been adapted to protect re-maining shareholders from excessive adminstrative costs and the United States in general fromuse of the Fund for terrorist purposes. Details may be obtained by calling the Fund and requesting a copy of its Money Laundering Policy that has been approved by the Board of Direcrors.. The Board has also approved a Code of Ethics that limits the ability of Directors, Officers and Adviser personnel along with their close relations from trading securities at the same time as the Fund.


                        FAIR PRICING OF FUND SECURITIES

Securities held by the Fund are valued at the last reported sales price or, in the case of securities where there is no reported last sale, the closing bid price. In extraordinary circumstances such as the closing of all exchanges, securities are valued at their fair values as determined in good faith by or un-der the supervision of the Fund's Board of Directors in accordance with methods that have been authorized by the Board. Short-term investments (maturities of 60 days or less) are valued at amortized cost that approximates market value.


                    FINANCIAL HIGHLIGHTS PAST FIVE YEARS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, Certain information re-flects financial results for a single Fund share. The total returns in the ta-ble represent the rate that an investor would have earned (or lost) on an in-vestment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, Certified Public Ac-countants, whose report, along with the Fund's financial statements, are includ-ed in the Statement of Additional Information, that is available upon request.

                                              For the Years Ended December 31
                                           2005    2004    2003    2002    2001
PER SHARE DATA: *
Net Asset Value, Beginning of Year:      $ 9.24  $ 8.89  $ 7.18  $ 7.98  $ 7.00
                                         ______________________________________
Income from Investment Operations:
 Net Investment Income                     0.18    0.13    0.14    0.15    0.31
 Net Realized & Unrealized Gain (Loss)
     on Investments                       (0.35)    0.35    1.72   (0.78)   0.99
                                         ______________________________________
   Total from Investment Operations       (0.17)    0.48    1.86   (0.63)   1.30
                                         ______________________________________
                                      - 7 -



Less Distributions:                       (0.18)  (0.13)  (0.15)  (0.17)  (0.32)
                                        ________________________________________
Net Asset Value, End of Year             $ 8.89   $9.24  $ 8.89  $ 7.18  $ 7.98
                                        ========================================
Total Return: (**)                        (1.84)%  5.40%  25.91%  (7.89)% 18.57%

RATIOS TO AVERAGE NET ASSETS:
Expenses:                                  1.36%   1.22%   1.32%   1.24%   1.26%
Net Investment Income:                     0.55%   0.69%   1.31%   2.30%   3.90%

SUPPLEMENTAL DATA:
Net Assets, End of Year in Thousands    $ 9,510  $10,070 $ 9,523 $ 7,334 $ 7,183
Portfolio Turnover Rate                  18.31%   14.99%  16.27%  43.10%  75.45%

 * Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
 ** Total return assumes reinvestment of dividends.


                       WHERE TO GO FOR MORE INFORMATION

More information about the Fund may be found in the following documents:

Statement of Additional Information (SAI) - The Statement of Additional Infor-mation contains additional and more detailed information about the Fund and its Directors, and is considered to be a part of this Prospectus.

Annual and Semi-annual Reports - Our annual and semi-annual reports give current holdings and detailed financial statements of the Fund as of the end of the per-iod presented. In addition, market conditions and Fund strategies that affected the Fund's performance are discussed.

      There are Two Ways to Get a Copy of One or More of These Documents:
1. Call or write for one, and a copy will be sent without charge.

                           Valley Forge Fund, Inc.
                            1375 Anthony Wayne Dr.
                              Wayne, PA  19087
                               1-800-548-1942

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Com-mission on their Internet site at http://www.sec.gov or at their Public Refer-ence Room in Washington, D.C. Call the Securities and Exchange Commission at
1-202-942-8090 for room hours and operation.   You may also obtain Fund infor-
mation by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at the E-Mail address publicinfo@sec.gov

   The Fund does not have a web site. But you may contact the Fund at the above address if you wish to request other information and/or shareholder inquires.

                     WHY YOU SHOULD READ THIS PROSPECTUS

Every attempt has been made to present the objectives, risks and strategies of the Fund in plain and, hopefully, easily understandable language. The Pro-spectus is designed to aid you in deciding whether this is one of the right in-vestments for you. We suggest that you keep it for future references.


              VALLEY FORGE FUND, INC. - SEC file number 811-01932

                                      - 8 -



                               VALLEY FORGE FUND
                   1375 Anthony Wayne Drive  Wayne PA 19087
                      610-688-6839           800-548-1942


                                     Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                               February 24, 2006

This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus dated Feb. 24, 2006. To obtain the Prospectus, you may write the Fund or call either of the telephone numbers that are shown above.

                               TABLE OF CONTENTS
  FUND HISTORY ............................................................. 1
  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
    Cassification .......................................................... 1
    Investment Strategies and Risks ........................................ 1
    Fund Investment Restrictions ........................................... 1
    Temporary Defensive Position and Portfolio Turnover .................... 2
  MANAGEMENT OF THE FUND
    Board of Directors ..................................................... 2
    Management Information ................................................. 2
    Compensation and Sales Loads ...........................................
  CONTRON PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    Control Persons ........................................................ 2
    Principal Holders ...................................................... 2
    Management Ownership ................................................... 3
  INVESTMENT ADVISORY AND OTHER SERVICES
    Investment Adviser ..................................................... 3
    Principal Underwriter................................................... 3
    Third Party Payments and Service Agreements ............................ 3
    Other Investment Advice ................................................ 3
    Dealer Reallowances and Other Services ................................. 3
  BROKERAGE ALLOWANCES AND OTHER PRACTICES
    Brokerage Transactions ................................................. 3
    Commissions ............................................................ 3
    Brokerage Selection .................................................... 3
  CAPITAL STOCK AND OTHER SECURITIES ....................................... 4
  PURCHASE, REDEMPTION, AND PRICING OF SHARES
    Purchase of Shares ..................................................... 4
    Fund Reorganizations ................................................... 4
    Offering Price and Redemption in Kind .................................. 4
  TAXATION OF THE FUND ..................................................... 4
  UNDERWRITERS OF THE FUND ................................................. 4
  CALCULATION OF PERFORMANCE DATA .......................................... 4
  DISCLOSURE OF PORTFOLIO HOLDINGS ......................................... 4
  ANNUAL REPORT LETTER TO SHAREHOLDERS ..................................... 5
  EXPENSES - DECEMBER 31, 2005 ............................................. 5
  TEN TOP HOLDINGS AND ASSET ALLOCATION ...................................  6
  SCHEDULE OF INVESTMENTS - DECEMBER 31,2005 ............................... 7
  STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2005 .................. 8
  STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2005 ........... 8
  STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED DEC. 31, 2005 & 2004 .... 9
  NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2005 ........................ 9
  FINANCIAL HIGHLIGHTS PAST 5 YEARS ........................................11
  ADDITIONAL INFORMATION
    Disclosure Concerning Proxy Voting Related to Portfolio Securities......11
    Quarteerly Portfolio Schedule ..........................................11
    Investment Manager Review ..............................................11
    Board of Directors Information .........................................11
  PRIVACY POLICY ...........................................................12
  REPORT OF INDEPENDENT REGISTRERED PUBLIC ACCOUNTING FIRM .................13



                                    FUND HISTORY

VALLEY FORGE FUND (also referred to as the "Fund") was incorporated in Delaware on June 1, 1971. It became a Pennsylvania corporation via domestication on Aug-ust 11, 1988. The Fund's registered office is in Wayne, Pa.; mail may be addressed to Box 262, Valley Forge, Pa. 19481.


              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

                                  Classification
The Fund is an open-end, totally no-load, non-diversified management investment company.

                        Investment Strategies and Risks
All investment strategies and risks were thoroughly discussed in the Prospectus. No additional strategies and risks exist to be discussed here.

                          Fund Investment Restrictions
Investment restrictions were selected to aid in maintaining the conservative nature of the Fund. These may not be changed except by the approval of a major-ity of the outstanding shares; i.e. a) 67% or more of the voting securities pre-sent at a duly called meeting, if the holders of more than 50% of the outstand-ing voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:
a) Sell senior securities
b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the val-ue of its total assets.
c) Act as underwriter for securities of other issuers except insofar as the Fund Fund may be deemed an underwriter in selling its own portfolio securities.
d) Invest over 25% of its assets at the time of purchase in any one industry.
e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
f) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be con-sidered the making of a loan.
g) Sell securities short.
h) Invest in securities of other investment companies except as part of a mer-ger, consolidation, or purchase of assets approved by the Fund's sharehold-ers or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
i) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securi-ties of another issuer.
j) Invest in companies for the purpose of acquiring control.
k) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Advisor owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
l) Pledge, mortgage or hypothecate any of its assets.
m) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
n) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years con-tinuous operation, including the operations of any predecessor.

                 Temporary Defensive Position & Portfolio Turnover
Why and how the Fund assumes defensive positions expectations of the amount and effect of portfolio turnover are discussed on page 2 of our Prospectus.


                           MANAGEMENT OF THE FUND

                             Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, se-lect an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Board appoints officers to run the Fund & selects an Invest-ment Adviser to provide investment advice (See Investment Adviser, pg 5 of the Prospectus). It meets six times a year to review Fund progress and status.

               Fund Holdings of the Current Officers and Directors

     Name            Dolar Range of Equity     Aggreate Dollar Range of Equity
                    Securities in the Fund     Securities in All Registered
                                               Investment Companies Overseen by
                                               Officers and Directors in
                                               Family of Investment Companies
    President and Portfolio Manager
Bernard B. Klawans      over $1,000,000                  over $1,000,000

    Interested Officer
Sandra K. Texter        over $100,000                    over $100,000

    Independent Directors
Victor J. Belanger      over $100,000                    over $100,000
Dr. James P. King    $10,001 to $50,000               $10,001 to $50,000
Charles W. Majer     $10,001 to $50,000               $10,001 to $50,000
Donald A. Peterson      over $100,000                    over $100,000

 The above represents Officers and Directors dollar range of equity security holdings in registered investment companies they act as officers or directors since they only serve the Valley Forge Fund.

                            Management Information
Officers and Directors of the Fund addresses and principal occupations during the past five years are presented in the Annual Report that is repeated for easy reference starting on page 11 in this SAI document.

                          Compensation and Sales Load
A total of $2,070 has been paid in 2005 to independent directors of the Fund to compensate for travel expenses associated with their Fund duties. The Fund does not compensate officers of the Fund and directors that are affiliated with the Investment Adviser except as they may benefit through payment of the Advisory fee. There are no sales loads whatsoever.


                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                                 Control Persons
There are no companies or persons that control the Fund. The Fund is controll-ed by its Board of Directors and run by its officers chosen by the Board.

                                Principal Holders
Bernard B. Klawans, the president & director of the Fund, Portfolio Manager and owner of the Investment Adviser owns 13.7% of the Fund. Sandra K. Texter, the

Secretary owns 7.2%   Both may be reached at the Fund's address.

                              Management Ownership
All officers and directors own 28.8% of the outstanding shares of the Fund.


                    INVESTMENT ADVISORY AND OTHER SERVICES

                              Investment Adviser
The Valley Forge Management Corporation (the "Adviser") acts as the Investment Adviser to the Fund. It is responsible for conducting a continuous review of the portfolio to provide recomendations as to when and to what extent securities should be purchased or sold for monthly fees of one-twelth of one percent of the daily average net assets of the Fund during the month. The Adviser, upon re-quest, also acts as the Fund's shareholder transfer agent and provides Adviser personnel to perform clerical services, both on a pro bono basis.

                               Principal Underwriter
The Investment Adviser acts in the capacity of the Fund's Underwriter.

                     Third-Party Payments and Service Agreements
There are no third party payments of any kind or service agreements with any or-ganization or individual other than the Investment Adviser as described in the previous paragraph.

                            Other Investment Advice
There are no individuals or organizations receiving remunertion from the Invest-ment Adviser or the Fund for providing investment advice except brokers that re-ceive competetive commissions on the purchase and sale of the Fund's securities.

                      Dealer Reallowances and Other Services
There are no dealer reallowances, Rule 12b-1 plans, paid advertising, compensa-tion to underwriters or broker dealers, sales personnel or interest, carring or other finance charges. The Fund sends Prospectuses when it receives unsolicited requests and pays Trustar Retirement Services to act as the Fund's IRA shareholders custodian.


                     BROKERAGE  ALLOCATION AND OTHER PRACTICES

                              Brokerage Transactions
The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price.

                                   Commissions
The Fund has no other fixed policy, formula, method, or criteria it uses in al-locating brokerage business to firms furnishing materials and services. In its recently completed year, 2005 the Fund paid $4,613 in brokerage commissions. Brokerage comissions were $11,696 in 2004 and $6,401 in 2003. The Board of Directors evaluates and reviews the reasonableness of brokerage commissions paid semiannually.

                                Brokerage Selection
 The Fund will place all orders for purchase & sale of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. He may select brokers who, in addition to meeting primary requirements of exe-cution and price, may furnish statistical or other factual information and ser-vices, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of as-sistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Adviser.



                      CAPITAL STOCK AND OTHER SECURITIES
Capital stock and other securities are discussed at length in our Prospectus un-der the Section Capital Stock on Page 5.


                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

                       Purchase and Redemption of Shares
Purchase and redemption of Fund shares are discussed at length in the sections entitled the same in part A, the Fund's prospectus preceeding this SAI document.

                   Offering Price and Redemption in Kind
The Fund always trades at net asset value. That means that the offering & re-demption prices are the same. Details about the offering price are given in the
section Pricing of Fund Shares on page 5 of our Prospectus.   Redemption in kind
is discussed in the section Redemption of Shares on page 5 of our Prospectus.


                              TAXATION OF THE FUND

Taxation is discussed in the section Tax Consequences on pg 6 of our Prospectus.


                            UNDERWRITERS OF THE FUND

The Investment Adviser is a registered transfer agent & handles all Fund share purchases and redemptions. The only expenses to the Fund for these services are
supplies and postage.   Stock certificates will not be issued unless specifi-
cally asked for.  All shareholder holdings are maintained in book form.


                       CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation: The average ending redeemable values on December 31, 2005 of a hypothetical $1,000 investment made one year ago would have been $ 982, at 5 years ago it would have been $1,385 and at 10 years ago it would have been $1,533.


                      DISCLOSURE OF PORTFOLIO HOLDINGS

The Valley Forge Fund has on the order of ten million in total assets. It, therefore, can hardly be expected to materially affect the price of securities that it purchases and/or sells. Regardless, the Board of Directors has approved the following policies concerning disclosure of the Fund's portfolio and changes to it.

A. Anyone may obtain the Fund's latest published portfolio at any time by calling the Fund at 1-800-548-1942.

B. The Adviser presents his advice on market conditions to the Board of Directors at each of the six Board meeting per year.

C. The Adviser presents portfolio change recomendations to the Fund's President on a continuing basis since he holds both posts. The Presidnt places buy and/or sell orders to change the Fund's portfolio with brokerage firms as conditions and situations dictate.

D. Directors, brokers that the Fund uses and all other "Interested Persons" are required to sign documentation that they have not purchased and/or sold within 10 business days, the same or equivalent securities that the Fund has purchased and/or sold. Directors report bi-monthly, brokers and other "Interested

Persons" report all occurances, if any within 10 days of the occurance or yearly if there have been no violations.

E. The Compliance Officer reviews and retains all signed documentation concerning market timing and includes a report on his findings in his annual report to the Board of Directors. Any violation is immediately noted and forwarded to the Board for corrective action.


                       ANNUAL REPORT TO SHAREHOLDERS

                                                         Valley Forge Fund
                                                         1375 Anthony Wayne Dr.
                                                         Wayne PA 19087
                                                         December 31, 2005

Dear Shareholder:

Your Fund started 2005 at $9.24 per share. Results show that our net asset value per share closed at $8.89 after paying a $0.18 dividend. This represents a dcrease in value of 1.8% this year as compared to the Dow Jones Industrial Average that declined 0.6%.

Last year was not easy. However, adjustments to the portfolio have improved performance in the last quarter that should continue through the first quarter of 2006. New purchases include Abbott Laboratories, Peabody Energy Corporation and Kimberly Clark Corporation, all of which have done well. McDonalds Corp. has been sold and Fedders is about to be.

Financial figures for the year ended December 31, 2005 are attached.



Respectfully submitted,


s\Bernard B. Klawans
  President


This report and the financial statements contained herein are submitted for the general information of shareholders and are mot authotized for distribution to prospectie investors unless preceeded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation or an offer to buy shares of the Valley Forge Fund, Inc. Such offering is made only by prospectus, which includes detailes as to offering pricee and material in-formation.

                               VALLEY FORGE FUND
                         EXPENSES - DECEMBER 31, 2006

As a shareholder of the Fund, you incur ongoing costs including management fees and other operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in this Fund as compared to the ongoing costs of investing in other mutual funds. It is based on a $1,000 in-vestment made on July 1, 2005 that is held for the entire six-month period to December 31, 2005.
                                      - 5 -



Actual Expenses: The first line of the following table provides actual values and expenses. Simply divide your account value on July 1, by $1,000 (for ex-ample, an $8,600 account value divided by $1,000 = 8.6), then multiply the re-sult by the number in the first line under the heading "Expenses Paid During Period" to calculate the expenses you actually paid on your account over the past six months.

Hypothetical Example for Comparison Purposes: The second line of the table pro-vides hypothetical account values & expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses which is not the Fund's actual return. These hypothetical value and expenses may not be used for anything but comparison of ongoing costs of investing in this Fund with an assumed rate of return of 5% hypothetical examples that appear in the sharehold-er reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire or low balance fees. Therefore, the second line of the table is useful in paring ongoing costs only, and will not help you determine the rela-tive total costs of owning different funds. In addition, if these direct costs were included, your cost would be higher.

                    Value                Value             During Period *
                July 1, 2005     December 31, 2005   July 1 to December 31, 2005

Actual           $1,000.00            $1,027.18                 $6.95
Hypothetical **   1,000.00             1,018.35                  6.92

 * Expenses are equal to the Fund's annualized expense ratio of 1.36% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).
 **  With a 5% return before expenses


                         TOP TEN HOLDINGS AND ASSET ALLOCATION

    Top Ten Holdings, % of Net Assets       Asset Allocation, % of Net Assets

    Alexander & Baldwin Inc.     5.70%    Basic Materials                  3.7%
    Federal Agric/Mtg. Corp      5.63%    Communications                  10.8%
    Time Waener Inc.             5.50%    Consumer Orientated             28.9%
    Comcast Cirp. New Class A    5.45%    Industrials                     19.5%
    Cisco Systems                5.40%    Manufacturing                    8.3%
    Supervalu Inc.               5.12%    Technology                      13.1%
    Newell Rubbermaid Inc.       5.00%    Cash & Cash Equivalents         15.0%
    EMC Corporation              4.30%    Other Assets Net of Liabilities  0.7%
    The Home Depot Incorporated  4.26%                                   ______
    Granger (W.W.) Inc.          3.74%                                   100.0%
                               ______
                                50.10%
                               ======













                                      - 6 -



                 SCHEDULE OF INVESTMENTS - DECEMBER 31. 2005
COMMON STOCKS:                      84.3%
Basic Materials                      3.7%
  Barrick Gold Corp (Canadian)                        8,000            $ 222,960
  Coeur D'Alene Mines Corporation *                  13,000               52,000
  Peabody Energy Corporation                          1,000               82,420
                                                                       _________
                                                                         357,380
                                                                       _________
 Communications                     10.8%
  ADC Telecommunications *                          100,000              318,841
  AT&T Corp.                                         10,000              190,880
  Comcast Corp. New Class A *                        20,000              518,400
                                                                        ________
                                                                       1,028,121
                                                                       _________
 Consumer Orientated                28.9%
  Abbott Laboratories                                 5,000              197,150
  Federal Agic Mtg Corp. Class C Non Voting          17,900              535,747
  The Home Depot Incorporated, Inc.                  10,000              404,800
  Kimberly Clark Corp                                 5,000              298,250
  Pep Boys - Manny, Moe & Jack                       20,000              297,800
  Supervalu Inc.                                     15,000              487,200
  Time Warner Inc.                                   30,000              523,200
                                                                     ___________
                                                                       2,744,147
                                                                     ___________
 Industrials                        19.5%
  Alexander & Baldwin Inc.                           10,000              542,400
  Duke Energy Corp.                                  10,000              274,500
  Hercules Incorporated *                            30,000              339,000
  General Electric Company                           10,000              350,500
  Granger (W.W.) Inc.                                 5,000              355,500
                                                                      __________
                                                                       1,861,900
                                                                      __________
 Manufacturing                       8.3%
  Abitibi Consolidated (Canadian)                    60,000              242,400
  Fedders Corp.                                      40,000               68,800
  Newell Rubbernaid Inc.                             20,000              475,600
                                                                     ___________
                                                                         786,800
                                                                      __________
 Technology                         13.1%
  Arrow Electronics *                                10,000              320,300
  Cisco Systems *                                    30,000              513,600
  EMC Corporation *                                  30,000              408,600
                                                                     ___________
                                                                       1,242,500
                                                                     ___________
   Total Common Stocks                     (COST $ 8.578,284)        $ 8,020,848
 SHORT TERM INVESTMENT:             15.0%                            ___________
  Citizens Bank Money Market 3.92%                                     1,426,800
                                                                       _________
   Total Short-Term Investment             (COST $ 1,426,800)        $ 1,426,800
                                                                     ___________
 TOTAL INVESTMENTS                  99.26% (COST $10,005,084)          9,447,648
 Other Assets Less Liabilitits - Net 0.74%                                62,452
                                                                     ___________
    NET ASSETS                     100.00%                           $ 9,510,100
                   * Non-income producing during the year            ===========
   The accompanying notes are an integral part of these financial statements
                                     - 7 -



                               VALLEY FORGE FUND
              STATEMENT OF ASSETS & LIABILITIES - DECENBER 31, 2005

Assets: Investments in securities at value (cost $10,005,084)       $ 9,447,648
  Cash and cash equivalents                                              74,640
  Dividends and interest receivable                                       4,750
                                                                    ___________
           Total Assets                                               9,527,038
                                                                    ___________

Liabilities: Due to Adviser  (Note 2)                                     8,386
  Accrued Expenses                                                        8,552
                                                                     __________
          Total Liabilities                                              16,938
                                                                    ___________

Net Assets:                                                         $ 9,510,100
                                                                    ===========
Composition of Net Asseta:
  Common stock                                                      $     1,090
  Paid in capital                                                    10,023,226
  Accumulated undistributed net investment income                        43,241
  Net unrealized depreciation of investments                        (   557,436)
                                                                    ___________
   Net assets  (Equivalent to $8.89 per share based on
               1,069,398 shares outstanding) (Note 4)               $ 9,510,100
                                                                    ===========

          STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2005

Investment Income:
  Dividens: (net of foreign taxes of $1,003))                        $  123,060
  Interest                                                               58,772
                                                                     __________
    Total income:                                                       181,832
                                                                     __________
Expenses:
  Investment advisory fee (Note 2)                                       95,380
  Professional fees                                                       9,000
  Printing & mailing expenses                                             5,960
  Non-interested directors' fees and expenses                             2,070
  Registration fees                                                       9,675
  Insurance expense                                                       1,357
  Communications                                                          1,239
  Taxes                                                                     850
  Other expenses                                                          4,316
                                                                     __________
    Total expenses:                                                     129,847
                                                                     __________
Net Investment Income:                                               $   51,985
                                                                     __________
Realized and Unrealized Gain (Loss) from Investments:
  Net realized gain on investment securities                            138,874
  Net change in unrealized appreciation on investment securities     (  381,334)
                                                                     __________
Net Realized and Unrealized Gain or (Loss) from Investments:         (  242,460)
                                                                     __________
Net Decrease in Net Assets Resulting from Operations:                $( 190,475)
                                                                     ===========

   The accompanying notes are an integral part of these financial statements

                               VALLEY FORGE FUND
  STATEMENTS OF CHANGES IN NET ASSETS - YEARS ENDED DECEMJBER 31, 2005 & 2004

                                                            2005          2004
Increase (Decrease) in Net Assets from Operations:
 Investment income - net                              $    51,985    $   64,752
 Net realized gain from investments                       138,874        78,617
 Unrealized appreciation (depreciation) of investments (  381,134)      372,440
                                                       ___________   __________
  Net increase (decrease)in net assets resulting from operations
      from operations                                  (  190,475)      515,809

 Distributions to shareholders                           (190,847)     (143,368)
 Capital share transactions (Note 4)                     (178,648)      174,120
                                                      ___________   ___________
  Total increase (decrease)                              (559,970)      546,561

NET ASSETS:
 Beginning of year                                    $10,070,070   $ 9,523,509
                                                      ___________   ___________
 End of year                                          $ 9,510,100   $10,070,070
                                                      ===========   ===========


                NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - Organization: The Valley Forge Fund, Inc. (the "Fund"), is a non-diversified open-end management invest-ment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide appreciation through investment in common stocks and securities convertible into common stocks. The following summarizes significant accounting policies followed by the Fund.
Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the super-vision of the Company's Board of Directors in accordance with methods that have been authorized by the Board. Short-term investments (maturities of 60 days or less) are valued at amortized cost which approximates market value. Securities Transactions & Investment Income: Security transactions are recorded on the dates transactions are entered into (the trade dates). Realized gains
& losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is deter-mined on the accrual basis. Discount on fixed income securities is amortized. Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date. Permanent book and tax differences relating to shareholder distributions may result in re-classifications to paid in capital and may affect the per-share allocation be-tween net investment income and realized and unrealized gain/loss. Undistribu-ted net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
Federal Income Taxes: It is the Fund's intention to qualify as a regulated in-vestment company and distribute all of its taxable income. The Fund has com-plied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

                                VALLEY FORGE FUND
         NOTES TO FINANCIAL STATEMENTS (Continued) - DECEMBER 31, 2005

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES - Under the terms of the investment management agreement, Valley Forge Management Corp. ("the Manager") has agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Manager will receive a fee, pay-able monthly, for proiding investment advice at anannual rate of 1% based on the average daily assets of the Fund. The fee will be accrued daily and paid month-ly. A management fee of $95,380 was paid for the year ended December 31, 2005. The Fund owed the Manager $8,386 as of December 31, 2005. The Manager also provided transfer agency, portfolio pricing, administration, accounting, finan-cial reporting, tax accounting, and compliance services to the Fund at no charge for the year ended December 31, 2005. Mr. Bernard Klawans is the sole owner, director and officer of the Manager and is also President of the Fund.

3. INVESTMENT TRANSACTIONS - Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2005 were $1,429,332 and $1,661,803 respectively. At December 31, 2005, net unrealized depreciation for Federal income tax purposes aggregated $557,436 of which $1,019,249 related to unrealized appreciation of securities and $1,576,685 related to unrealized depreciation of securities. The cost of investments at December 31, 2005 for Federal income tax purposes was $8,578,584, excluding short-term investments.

4. CAPITAL SHARE TRANSACTIONS - As of December 31, 2005, there were 10,000,000 shares of $.001 per value capital stock authorized. The total par value plus paid-in capital equaled $10,024,295. Transactions in capital stock were as follows for the years ended:
                                        December 31, 2005     December 31, 2004
                                        Shares     Amount     Shares     Amount
                                       ------------------    ------------------
Shares sold                             26,847  $ 235,573     87,857  $ 769,318
Shares issued in dividend reinvestment  20,325    182,277     14,726    136,020
Shares redeemed                       ( 68,056) ( 596,498)  ( 83,179) ( 731,218)
                                       _________________________________________
Net increase (decrease)               ( 20,884) $(178,648)    19,404  $ 174,120
                                       =========================================

5. FEDERAL INCOME TAXES - Income and long-term capital gsain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. As of December 31, 2005 the taxable components of distributable earnings were:

               Undistributed ordinary income         $   43,241
               Undistributed long-term capital gain  $        0
               Undistributed depreciation            $ (557,436)

The tax character of distributions paid during the years ended December 31, 2005 and 2004 were as follows:
                                               2005         2004
            Qualified dividends             $  51,982     $ 74,427
            Long-term capital gains         $ 138,866     $ 68,941

                               VALLEY FORGE FUND
                             FINANCIAL HIGHLIGHTS
              For a share of stock outstanding throughout the period

                                             For the Year Ended December 31
                                          2005    2004    2003    2002    2001
PER SHARE DATA: *
Net Asset Value, Beginning of Year       $ 9.24  $ 8.89  $ 7.18  $ 7.98  $ 7.00
Income from Investment Operations:
 Net Investment Income                     0.18    0.13    0.14    0.15    0.31
 Net Realized & Unrealized Gain (Loss)    (0.35)   0.35    1.72   (0.78)   0.99
                                        ________________________________________
  Total From Investment Operations        (0.17)   0.48    1.86   (0.63)   1.30

Less Distributions                        (0.18)  (0.13)  <0.15>  (0.17)  (0.32)
                                        _______________________________________
Net Asset Value, End of Year              $8.89   $9.24   $8.89   $7.18   $7.98
Total Return (**)                         (1.84)%  5.40%  25.91%  (7.89)% 18.57%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                   1.36%   1.22%   1.32%   1.24%   1.26%
Net Investment Income                      0.55%   0.69%   1.31%   2.30%   3.90%

SUPPLEMENTAL DATA:
Net Assets, End of Year in Thousands     $ 9,510 $10,070 $ 9,523 $ 7,334 $ 7,183
Portfolio Turnover Rate                   18.31%  14.99%  16.27%  43.10%  75.45%

 * Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
 ** Total return assumes reinvestment of dividends.


                              ADDITIONAL INFORMATION

PROXY VOTING GUIDLINES: The Fund's proxy voting policies and procedures, and in-formation regarding how the Fund voted proxies relating to security securities is available without charge by calling 1-800-552-1948 or by visiting the Securities and Exchange Commission ("SEC") web site (http://www.sec.gov).

QUARTERLY PORTFOLIO SCHEDULE: The Fund now files a complete schedule of invest-ments with the SEC for the first and third quarters of each year on Form N-Q. These forms are available on the SEC's website at http://sec.gov or may be re-viewed and copied at the SEC's Public Reference Room in Washington DC. Infor-mation concerning the operation of this Public Reference Room may be obtained by calling (1-800-723-0330).

INDEPENDENT MANAGEER REVIEW: At its regilarily scheduled in-person meeting on 08-16-2005, the Board of Directors unanimously approved continuance of an investment advisory contract with the Manager.

BOARD OF DIRECTORS: The Fund's business and affairs are managed under the di-rection of Directors that are elected annually to serve for one year. Informa-tion pertaining to them is set forth below. The SAI published by the Fund con-tains additional information about these Directors, and is available without charge, by calling 1-800-548-1942. Each may be contacted by writing to the director c/o Valley Forge Fund, P.O. Box 262, Valley Forge, PA 19481.




    The accompaning notes are an integral part of these financial statement

                              VALLEY FORGE FUND
                     ADDITIONA INFORMATION (Continued)

INTERESTED DIRECTORS & OFFICERS:

 Name and Age       Position      Term  of Office       Principal        Other
                   with  Fund      and Length of        Occupation     Director-
                                    Time Served        Past 5 Years      ships

Bernard B. Klawans  Director   Elected for One Year    President of       None
    Age 84          President  Served  Since Incep-    Valley Forge
                                tion 12/15/1972            Fund

Sandra K. Texter    Treasurer  Elected for One Year    System Analyst     None
    Age 56                     Served Since01/30/01    Lockeed Martin

INDEPENDENT DIRECTORS:

Victor J. Belanger  Director   Elected for One Year     Retired Chief     None
    Age 63                         Served Since         Financial Off
                                    08/18/1980         Linearizer Tech

Dr. James P. King   Director   Elected for One Year        President      None
    Age 72                     Served  Since Incep-    Desilube Tech Inc
                                 tion 12/15/1972

Donald A. Peterson  Director   Elected for One Year    Program  Manager   None
    Age 65            and          Served Since        DRS Technologies
                    Chairman        08/15/1974

William Majer       Director   Elected for One Year        President      None
    Age 69                    Served since  06/21/05   Majerplus Limited

"Interested persons" in the Fund as defined in the Investment Company Act of 1940 are Mr. Klawans because of his ownership of the Fund's Investment Adviser and Sandra Texter because she is the daughter of Mr. Klawans.


                                PRIVACY POLICY

The Federal Securities and Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This ruling states that financial institutions such as the Valley Forge Fund must provide you with this notice of our privacy policies and practices on an annual basis. The Fund is pleased to report that:

A. Information We Collect - The Fund's application forms contain names, address-es, phone numbers, W9 status, birth dates and social security or tax ID numbers for regular accounts. IRA application forms also contain beneficiary informa-tion. In addition, the Fund retains records of all of your security transac-tions such as your account balances and transaction histories.

B. Our Disclosure Statement - The Fund only discloses personal information about you while you are a shareholder or if you have left the Fund as required by law. And, since all transactions are handled internally, the number of employees that even see your information is limited. However, funds cannot be IRA trusees. Your Fund now uses Delaware Charter & Gurantee Corporation to provide this service that requires disclosure of your IRA shareholder name, address and account information to them. In this regard, the Fund has forwarded a letter requiring Delaware Charter to get permission from you if they wish to use such information other than that required by law. You should call 1-800-548-1942 if there are any questions about the Fund's Regulation S-P statu.
                                     - 12 -



            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of the
Valley Forge Fund, Inc.

We have audited the accompaning statement of assets and liabilities of the Valley Forge Fund, Inc. ("the "Fund") including the schedule of investments, as of December 31,2005 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years ikn the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Publid Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, verified by examination and by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our ppinion, the financial statements and financial highlights referred to above present fairly, in all material material respects, the financial position of the Valley Forge Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Abington Pennsylvania                                   s/ Sanville & Company
January 30, 2006
























                                     - 13 -



                                  FORM N-1A
                          PART C - OTHER INFORMATION



                 Contents                                           Page #

      1.  Financial Statements & Exhibit Index ........................ 1

      2.  Control Persons ............................................. 1

      3.  Number of Shareholders ...................................... 1

      4.  Indemnification ............................................. 1

      5.  Activities of Investment Advisor ............................ 1

      6.  Principal Underwriters ...................................... 1

      7.  Location of Accounts & Records .............................. 1

      8.  Management Services ......................................... 1

      9.  Distribution Expenses ....................................... 1

     10.  Undertaings ................................................. 1

     11. Signatures ................................................... 2


































                                     - i -



1. a. FINANCIAL STATEMENTS - Performance comparisons with the S & P 500, the ef-fect of federal taxes on the net profit and financial information on a per share basis is presented in Part A for 2005. All other financial statements are presented or repeated in Part B including:
  Schedule of Investments  - December 31, 2005
  Statement of Assets and Liabilities - December 31, 2005
  Statement of Operarions - for the Year Ended December 31, 2005
  Statement of Changes in Net Assets - Years Ended December 31, 2005 & 2004 Notes to Financial Statements - December 31, 2005
  Financial Highlights Past Five Years
   b. ADDITIONAL INFORMATION -  Included in Part B:
  Proxy Voting Guidlines, Quarterly Portfolio Schedule Information ,Investment Management Review and Board of Directors Details.
   c. OTHER INFORMATION LOCATED IN PART B:
  Report of Independent Registered Public Accounting Firm and Privacy Policy
   d. EXHIBIT INDEX -
  A) Articles of Incorporation    B) By-Laws    D) Investment Advisory Contract
  H1) Other Material Contracts - Reimbursement Agreements with Officers and/or Directors (Filed here with)
  H2) Other Material Contracts - Trustar Retirement Services (Filed here with)
  I)  Legal Opinion
  P) Code of Ethics- Purchase and Sale of Fund's Securities (Filed here with)
  Q) Consent of Independent Registered Public Accounting Firm (Filed here with) All exhibits are incorporated by reference to post-effective amendment #25 of the Securities Act of 1933 except exhibits H1, H2, P & Q that are attached.

2. Control Persons - Not applicable

3. Number of Shareholders - There were 758 shareholders of the Valley Forge Fund as of December 31, 2005.

4. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers & controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities & Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred or paid by a director, officer or controll-ing person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in con-nection with the securities being registered, the registrant will, unless its counsel contends that the matter has been settled by controlling precedent, sub-mit to a court of appropriate jurisdiction, the question whether such indemnifi-cation by it is against public policy as expressed in the Act & will be governed by the final adjudication of such issue.

5. Investment Advisor Activity - Valley Forge Management Corp. performs on its Investment Advisory Contract with the Valley Forge Fund Inc. Mr. Bernard B. Klawans, owner of the Investment Adviser, is part owner of Valley Forge Software Corp. that leases student scheduling software to junior & senior public schools.

6. Principal Underwriter - The Investment Adviser currently acts as the Fund's underwriter, upon request, on a pro-bono basis.

7. Account & Record Location - All Fund records are held at corporate headquart-ers, 1375 Anthony Wayne Dr , Wayne PA 19087, with the exception of security cer-tificates that are in a safe deposit box at the Commerce Bank, Valley Forge, PA.

8. Not applicable.

9. Distribution Expenses - The Fund currently bears no distribution expenses.

10. Not applicable.                  - 1 -



                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the VALLEY FORGE FUND certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne and State of Pennsylvania, on the 24nd day of February, 2006.


                                                  VALLEY FORGE FUND, INC.


                                              /s/ Bernard B. Klawans,
                                                  President


Signatures                           Title                            Date

/s/ Bernard B. Klawans     President                                02/24/06

/s/ Sandra K. Texter       Treasurer                                02/24/06

/s/ Victor J. Belanger     Director                                 02/24/06

/s/ Dr. James P. King      Director                                 02/24/06

/s/ William Majer          Director                                 02/24/06

/s/ Donald A. Peterson     Director and Chairman of the Board       02/24/06
































                                     - 2 -



                                   EXHIBITS


      1. H1- Reimbursement Agreements - Officers/Directors .............. 1

      2. H2- Trustar Financial Services Contract ........................ 1

      3. P - Code of Ethics - Purchase and Sale of Fund's Securities .... 1

      4. Q - Consent of Independent Registered Public Accounting Firm.... 2




















































                                      - i -



                             EXHIBIT H1 - CONTRACT
           REIMBURSEMENT AGREEMENTS WITH OFFICERS AND/OR DIRECTORS

The Fund is obligated to reimburse directors not affiliated with the Investment Adviser to compensate for travel and other expenses associated wwith performance of their duties. The cost of this reimbursment was $2,070 for the year 2005.
As the Fund grows in total assets, the Board of Directors may authorize salaries commensurate with their duties. The Fund never has or plans to compensate officers, employes and directors who are affiliated with the Investment Adviser except indirectly through payment of the management fee.


                             EXHIBIT H2 - CONTRACT
                          TRUSTAR RETIREMENT SERVICES

Delaware Charter Gurantee & Trust Company, conducting business as Trustar Retirement Services ("Delaware Charter") and Valley Forge Management Corporation ("Valley Forge") (each a "Party" or collectively "Parties") have as of the 1st day of January, 2004 entered into the following agreement.

WHEREAS Delaware Charter has agreed to provide directed trustee and related recordkeeping services for Valley Forge Customers ("Customers") who desire to establish self-directed investment accounts at Valley Forge or an affiliate or agent for use in the Delaware Charter 401(a) qualified plans(individual 401(k), profit sharing, money purchase pension), individual retirement accounts, 403(b)(7) custodial accounts and educatinon savings accounts (collectively the "Tax-Advantaged Savings Accounts").

WHEREAS Valley Forge ManagementCorporation has agreed to provide acount information for mutual Customers of Delaware Charter and Valley Forge.
NOW THEREFORE, in consideration of the promises and mutual convenants hereinafter contained, the Parties agree as presented in detail in a servise agreement dated December 29, 2003 signed by Susan C. Judge, Senior Vice President,Partnership Services and IT of the Delaware Charter Gurantee & Trust Company conducting business as Trustar Retirement Services and Bernard B. Klawans, President, Valley Forge Management Corporation.


                                  Exhibit P
              CODE OF ETHICS - PURCHASE & SALE OF FUND SECURITIES

Pursuant to the requirements of Rule 17j-1 (under the Investment Company Act of
1940) and in order to protect against unlawful acts, practices & courses of bus-iness by individuals or entities related to the Valley Forge Fund, (the "Fund"), the Fund hereby adopted the following Code of Ethics and procedures for imple-menting provisions of the Code concerning management of securities that the Fund considers for purchase or sale:
1 As used in this Code of Ethics: a) "Access Person" means a Director, Officer or Advisory Person (as defined in b below) of the Fund;
 b) "Advisory Person" means a Fund employee who, in connection with his regular functions or duties, makes, participates in, obtains information about purchase or sale of a Fund security or whose functions or duties relate to the making of such recomendations, & any natural person in a control relationship to the Fund who obtained information concerning recommendations made to the Fund with regard to the purchase or sale of any Security;
 c) "Affiliated Person" has the meaning set forth in Section 2 (a) (3) of the Investment Company Act of 1940;
 d) "Purchase or Sale of a Security" includes the writing of an option to pur-chase or sell a Security;
 e) "Security" has the meaning set forth in Section 3 (a) (10) of the Securi-ties Act of 1940 as amended;

                                     - 1 -



 f) "Portfolio Security" means any Security that is being or during the past 30 days has been purchased or sold by the Fund or considered by the Fund for purchase or sale by the Fund;
 g) "Person" is a natural person, partnership, corporation, trust, estate, joint venture, business trust, association, cooperative, government (or any subdivision, branch or agency thereof), governmental entity, foundation, or other entity.
2 No Director, Oficer, Employee or other Affiliated Person or Access Person ("Covered Person") or any "Member of the Immediate Family" (as defined in Section 2 (a) (19) of the Investment Company Act of 1940) of any Covered Person, shall purchase or sell any Security that is a Portfolio Security, any Security convertable into a Portfolio Security or an option to purchase before or sell before such Security, or any Security into which a Portfolio Security is con-vertable or with respect to which a Portfolio Security gives its owner an option to purchase or sell such Security.
3 a) On the 3rd Tuesday of each even month, the Fund shall provide each Covered
 Person with copies of all Portfolio Securities and all securities held as of the end of the previous briefing ("Held Securities").
 b) On the same day, each Covered Person shall provide the Fund with a list of the names and amounts of all Securities owned by the Fund and also held by such person and/or members of his imediate family as of the end of the pre-vious 3rd Tuesday of even months.
4 No Covered Person shall disclose, divulge or communicate to any person (other than another Covered Person) directly or indirectly, any "inside" information regarding the Fund and relating to Held Securities, Portfolio Securities or any completed or proposed transactions involving Held Securities and/or Portfolio Securities.
5 The Fund shall require that its Investment Adviser providing investment advice & acting as Transfer Agent and Principal Broker adopt Codes of Ethics substan-tially identical to this Code with respect to the Fund's Portfolio Securities.


                                  EXIBIT Q
             CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                              Sanville & Company
                          Certified Public Accountants
                   1514 Old York Road    Abington PA. 19001
                                 215-884-8686

We consent to the use of our report, dated January 30, 2006, on the annual fi-nancial statements and financial highlights of the Valley Forge Fund, Inc. which is included in Part A and B in Post Effective Amendment No. 42 to the Registra-tion Statement under the Securities Act of 1933 and Post Effective Amendment No. 30 under the Investment Company Act of 1940 and included in the Prospectus and Statement of Additional Information, as specified.

Abington Pennsylvania                                 \s\ Sanville & Company
February 22, 2006











                                     - 2 -